                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
    AMENDMENT NO. 1 TO CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported)                 September 12, 2001
                                                  ------------------

                         AMERICAN GREETINGS CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in Charter)

                                     1-13859
                                     -------
                             Commission File Number


        Ohio                                             34-0065325
        ----                                             ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


One American Road, Cleveland, Ohio                          44144
--------------------------------------------------------------------------------
(Address of principal executive Offices)                  (Zip Code)


                                 (216) 252-7300
                                 --------------
               Registrant's telephone number, including area code

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K previously filed with the Securities and Exchange Commission on September 27, 2001 relating to the acquisition by American Greetings Corporation, an Ohio corporation ("American Greetings") through its subsidiary AmericanGreetings.com, Inc., of the BlueMountain.com division ("Blue Mountain Arts") of At Home Corporation, a Delaware corporation ("Excite@Home"), on September 12, 2001. The following documents are included as part of this report:

(a)  Financial Statements of Business Acquired

The audited financial statements of Blue Mountain Arts as of and for the year ended December 31, 2000 with the report of independent auditors and the financial statements as of and for the six months ended June 30, 2000 and 2001 (unaudited) are included as Exhibit 99 of this Form 8-K/A.

(b)  Unaudited Pro Forma Financial Information

The accompanying unaudited pro forma financial information has been prepared to give effect to the acquisition of Blue Mountain Arts by American Greetings. The unaudited pro forma combined statement of operations for the year ended February 28, 2001 gives effect to the acquisition as if the acquisition had occurred on March 1, 2000. The unaudited pro forma combined statement of operations presented for the year ended February 28, 2001 includes the historical financial results of American Greetings for the year ended February 28, 2001 and of Blue Mountain Arts for the year ended December 31, 2000. The unaudited pro forma combined statement of operations for the six months ended August 31, 2001 gives effect to the acquisition as if the acquisition had occurred on March 1, 2001. The unaudited pro forma combined statement of operations presented for the six months ended August 31, 2001 includes the historical financial results of American Greetings for the six months ended August 31, 2001 and of Blue Mountain Arts for the six months ended June 30, 2001. Synergies and expected cost savings from the integration of Blue Mountain Arts with American Greetings' existing businesses or any additional profitability resulting from the application of American Greetings revenue enhancement measures have not been included in the unaudited pro forma combined statement of operations.

The unaudited pro forma combined statement of financial position as of August 31, 2001 gives effect to the acquisition as if the acquisition had occurred on that date. The unaudited pro forma combined statement of financial position includes the balance sheet of American Greetings as of August 31, 2001 and the balance sheet of Blue Mountain Arts as of June 30, 2001.

The unaudited pro forma financial information includes the adjustments that have a continuing impact to the combined company to reflect the transaction using purchase accounting. The pro forma adjustments are described in the notes to the unaudited pro forma financial information. The adjustments are based upon preliminary information and certain management judgments and estimates. The purchase accounting adjustments are subject to revisions which will be reflected in future periods. Revisions, if any, are not expected to have a material effect on the statement of operations or financial position of American Greetings. Certain reclassifications have been reflected to conform Blue Mountain Arts' financial information to American Greetings' presentation.

The unaudited pro forma financial information and accompanying notes are presented for illustrative purposes only and do not purport to be indicative of and should not be relied upon as indicative of the financial position or operating results which may occur in the future, or that would have occurred if the acquisition had been consummated on March 1, 2000. The unaudited pro forma financial information should be read in conjunction with:

     (a) American Greetings' consolidated financial statements and notes thereto and management's discussion and analysis for the year ended February 28, 2001 filed as part of American Greetings' Form 10-K;

     (b) American Greetings' consolidated financial statements and notes thereto and management's discussion and analysis for the six months ended August 31, 2001 filed as part of American Greetings' Form 10-Q;

     (c) Blue Mountain Arts' audited financial statements and notes thereto as of and for the year ended December 31, 2000 and the financial statements as of and for the six months ended June 30, 2000 and 2001 (unaudited) included as Exhibit 99 of this Form 8-K/A.

Unaudited Pro Forma Combined Statement of Operations
For the Year Ended February 28, 2001
Thousands of dollars except per share amounts


                                                                     Historical
                                                           --------------------------------
                                                              American           Blue
                                                             Greetings         Mountain           Pro Forma            Pro Forma
                                                            Corporation          Arts            Adjustments            Combined
                                                           ---------------   --------------    -----------------     --------------
Net sales                                                   $ 2,518,814      $   13,867                               $ 2,532,681

Costs and expenses:
  Material, labor and other production costs                    999,271           9,073                                 1,008,344

  Selling, distribution and marketing                         1,068,543          10,111                                 1,078,654

  Administrative and general                                    280,202          10,121                                   290,323

  Interest expense                                               55,387              --                                    55,387

  Other expense -net                                             16,778         924,207 (1)     $    1,810 (2)            942,795

                                                            -----------      ----------         ----------            -----------
                                                              2,420,181         953,512              1,810              3,375,503
                                                            -----------      ----------         ----------            -----------
Income (loss) before income tax provision (benefit)
and cumulative effect of accounting change                       98,633        (939,645)            (1,810)              (842,822)

Income tax provision (benefit)                                  191,306              --             (6,382) (3)           184,924
                                                            -----------      ----------         ----------            -----------

Net (loss) income before cumulative effect of
    accounting change                                       $   (92,673)     $ (939,645)        $    4,572            $(1,027,746)
                                                            ===========      ==========         ==========            ===========
Loss per share and loss per share assuming
    dilution before cumulative effect of
    accounting change                                       $     (1.46)                                              $    (16.15)

Weighted average number of shares
    outstanding for loss per share and loss per
    share assuming dilution                                  63,646,405                                                63,646,405

See Notes to Unaudited Pro Forma Combined Statement of Operations.

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

     (1) Includes $684,205 related to write-down of goodwill, other intangible assets and other assets. See Notes 1 and 2 to the Financial Statements of Blue Mountain Arts included in Exhibit 99 for further discussion.

     (2)  Represents interest income foregone due to use of cash in acquisition.

     (3) Income tax benefit at statutory rate of 37% for loss incurred by Blue Mountain Arts (but for which no benefit was available to Blue Mountain Arts due to its having no operating profits in any of its periods), except amortization of other intangible assets, and including the impact of interest income foregone due to use of cash in acquisition.

Unaudited Pro Forma Combined Statement of Operations
For the Six Months Ended August 31, 2001
Thousands of dollars except per share amounts


                                                                     Historical
                                                           -------------------------------
                                                              American           Blue
                                                             Greetings         Mountain           Pro Forma           Pro Forma
                                                            Corporation          Arts            Adjustments           Combined
                                                           ---------------  -------------    -----------------      --------------
Net sales                                                   $    993,965    $      4,345                            $   998,310

Costs and expenses:
  Material, labor and other production costs                     438,017           3,896                                441,913

  Selling, distribution and marketing                            514,264           4,795                                519,059

  Administrative and general                                     143,198           4,984                                148,182

  Restructure charges                                             52,925            --                                   52,925

  Interest expense                                                35,525            --                                   35,525

  Other expense (income) -net                                     (4,070)         19,485 (1)   $   905 (2)               16,320

                                                            ------------    ------------       -------              -----------
                                                               1,179,859          33,160           905                1,213,924
                                                            ------------    ------------       -------              -----------

(Loss) before income tax benefit                                (185,894)        (28,815)         (905)                (215,614)

Income tax (benefit)                                             (70,082)           --          (3,787) (3)             (73,869)
                                                            ------------    ------------       -------              -----------


Net (loss) income                                           $   (115,812)   $    (28,815)      $ 2,882              $  (141,745)
                                                            ============    ============       =======              ===========


Loss per share and loss per share assuming
    dilution                                                $      (1.82)                                           $     (2.23)

Weighted average number of shares
    outstanding for loss per share and loss per
    share assuming dilution                                   63,500,674                                             63,500,674

See Notes to Unaudited Pro Forma Combined Statement of Operations.

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

     (1) Includes $15,503 related to write-down of goodwill, other intangible assets and other assets. See Notes 1 and 2 to the Financial Statements of Blue Mountain Arts included in Exhibit 99 for further discussion.

     (2)  Represents interest income foregone due to use of cash in acquisition.

     (3) Income tax benefit at statutory rate of 37% for loss incurred by Blue Mountain Arts (but for which no benefit was available to Blue Mountain Arts due to its having no operating profits in any of its periods), except amortization of other intangible assets, and including the impact of interest income foregone due to use of cash in acquisition.

Unaudited Pro Forma Combined Statement of Financial Position
August 31, 2001
Thousands of dollars except per share amounts


                                                            Historical
                                                   -----------------------------
                                                    American           Blue
                                                    Greetings        Mountain        Pro Forma         Pro Forma
ASSETS                                             Corporation         Arts         Adjustments         Combined
                                                   ------------     ------------  ---------------    --------------
CURRENT ASSETS
        Cash and cash equivalents                  $    74,883                    $  (36,200) (1)    $     38,683
        Trade accounts receivable, less
           allowances for sales returns
           and for doubtful accounts                   369,544       $      355         (241) (2)         369,658
        Inventories                                    429,657                                            429,657
        Deferred and refundable income taxes           164,924                                            164,924
        Prepaid expenses and other                     215,298                                            215,298
                                                   -----------       ----------   ----------         ------------
           Total current assets                      1,254,306              355      (36,441)           1,218,220

GOODWILL                                               227,202                        37,384  (3)         264,586

OTHER ASSETS                                           906,291           12,350      (12,332) (4)         906,568
                                                                                         260  (5)
                                                                                          (1) (2)

PROPERTY, PLANT AND EQUIPMENT-NET                      454,587            1,757         (121) (2)         456,223
                                                   -----------       ----------   ----------         ------------

                                                   $ 2,842,386       $   14,462   $  (11,251)        $  2,845,597
                                                   ============     ============  ============    ===============



LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
        Debt due within one year                   $   141,311                                       $    141,311
        Accounts payable                               152,574       $       74                           152,648
        Accrued liabilities                            198,340              669   $    1,980  (2)         200,989
        Accrued compensation and benefits               86,667              250           13  (2)          86,930
        Dividends payable                                6,367                                              6,367
        Income taxes                                   128,303                                            128,303
        Other current liabilities                      132,014              199                           132,213

                                                   -----------       ----------   ----------         ------------
           Total current liabilities                   845,576            1,192        1,993              848,761

LONG-TERM DEBT                                         850,250                                            850,250

OTHER LIABILITIES                                      199,585                                            199,585

DEFERRED INCOME TAXES                                   23,005                                             23,005

SHAREHOLDERS' EQUITY
        Common shares - par value $1
               Class A                                  58,877                                             58,877
               Class B                                   4,626                                              4,626
        Capital in excess of par value                 286,054          993,461     (993,461) (6)         286,054
        Treasury stock                                (447,124)                                          (447,124)
        Accumulated other comprehensive loss           (58,844)                                           (58,844)
        Retained earnings                            1,080,381         (980,191)     980,191            1,080,381
                                                                                          26  (7)              26

                                                   -----------       ----------   ----------         ------------
               Total shareholders' equity              923,970           13,270      (13,244)             923,996
                                                   -----------       ----------   ----------         ------------
                                                   $ 2,842,386       $   14,462   $  (11,251)        $  2,845,597
                                                   ===========       ==========   ==========         ============

See notes to Unaudited Pro Forma Combined Statement of Financial Position.

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF FINANCIAL POSITION
(1) Represents cash paid in acquisition ($35,000 plus $1,200 of acquisition-related expenses).

(2) Certain items included in Blue Mountain Arts' balance sheet have been adjusted to reflect their fair value at the date of acquisition.

(3) Represents goodwill established in purchase accounting, representing excess of purchase price over fair value of assets acquired and liabilities assumed.

(4) Intangible assets included in Blue Mountain Arts' results have been written off to reflect their fair value to the combined entity.

(5) Represents establishment of fair value for Blue Mountain Arts' Universal Resource Locator acquired.

(6) Represents the elimination of the shareholders' equity related to Blue Mountain Arts.

(7) Difference in acquisition date net book value as compared to June 30, 2001 net book value.

(c)  Exhibits:


                                                                                              Page
                                                                                              Number
                                                                                             ---------
Exhibit 23                 Consent of Ernst & Young LLP                                         A-1

Exhibit 99                 Financial Statements of Blue Mountain Arts for                       A-2
                           year ended December 31, 2000 and six months ended
                           June 30, 2000 and 2001 (unaudited)




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AMERICAN GREETINGS CORPORATION

                                 By:  /s/ Joseph B. Cipollone
                                      -----------------------
                                      Joseph B. Cipollone
                                      Vice President, Corporate Controller
                                      Chief Accounting Officer

November 21, 2001